Exhibit 99.1
Shareholder Meeting 16 June 2009 presented by 2008-09 XO Communications, LLC. All rights reserved. XO Confidential & Proprietary. XO Management

Cautionary Language Concerning Forward-Looking Statements The statements contained in this presentation that are not historical facts are "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties. These statements include those describing XO Holdings, Inc's ("XO") expected future business and network operations, results of operations and its ability to execute on its plans and take advantage of opportunities. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties and actual results, performance, and/or achievements of XO may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, the ability of XO to raise additional capital on financially favorable terms and those risks and uncertainties described from time to time in the reports filed by XO with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its quarterly reports on Form 10-Q. XO undertakes no obligation to update any forward-looking statements. Slide 2 2008-09 XO Communications, LLC. All rights reserved. XO Confidential & Proprietary.

XO Holdings Profile Serves business, enterprise, and carrier customers operating in 75 local markets. Strong product portfolio of industry-leading broadband solutions supplanting a legacy base of circuit based products. Both direct and agent sales force. Owns and operates an extensive broadband metro network, national intercity fiber network connecting all metro markets, one of the nation's largest holders of fixed wireless spectrum. $1.48B in revenue for 2008 4062 employees as of 27 Feb 2009 113,000 customers (including half of Fortune 500 companies) Slide 3 2008-09 XO Communications, LLC. All rights reserved. XO Confidential & Proprietary.

Financial Highlights - XO Holdings Revenue EBITDA 3.4% Revenue & EBITDA Up Year-Over-Year 3.1% Inestments start to translate into revenue growth in 2008 Slide 4 2008-09 XO Communications, LLC. All rights reserved. XO Confidential & Proprietary.

Broadband Investments Stimulate Revenue Growth Translates to strong broadband product revenue growth. Outpacing Legacy TDM/Voice Decline Increasing investments to drive the transition to broadband servers. Capital Expenditures Broadband Revenue 26%

2008 XO Holdings Condensed Financials Income Statement Balance Sheet ($ mils) 2008 % of Rev 2007 % of Rev Revenue $1,477.6 $1,428.7 Total Cost of Services 871.4 815.0 Gross Margin $606.2 41.0% $613.7 43.0% SG&A 496.2 33.6% 507.0 35.5% ADJUSTED EBITDA * $110.0 7.4% $106.7 7.5% Capital Expenditures $217.0 $215.2 * Adjusted EBITDA excludes stock-based compensation ($ mils) 2008 2007 ASSETS Cash and Marketable Securities $373.9 $109.0 Other Current Assets 193.8 162.6 Property and Equipment/Other assets 808.3 818.5 TOTAL ASSETS $1,376.0 $1,090.1 LIABILITIES AND STOCKHOLDERS' EQUITY Total Current Liabilities $314.9 $ 359.5 Long-term debt - 377.2 Other long term liabilities 84.9 74.8 TOTAL LIABILITIES 399.8 811.5 PREFERRED STOCK 1,034.6 244.8 TOTAL STOCKHOLDERS' EQUITY (58.5) 33.8 TOTAL LIABILITIES, PREFERRED STOCK, AND STOCKHOLDERS' EQUITY $1,376.0 $ 1,090.1 Slide 6 2008-09 XO Communications, LLC. All rights reserved. XO Confidential & Proprietary.

Technology Transition - Investment in shift to broadband service offerings Competitive Transition - Industry consolidation leads to fewer options for customers Economic Transition - Lack of access to capital markets for many companies Opportunity for XO - Strong product position amongst competitors - Strong balance sheet, no long term debt Slide 7 2008-09 XO Communications, LLC. All rights reserved. XO Confidential & Proprietary. 2009 Industry Landscape and Opportunities

2009 Strategic Goals • Accelerate revenue growth... move up market to enterprise • Enhance customer experience Capitalize on Revenue and Efficiency • Streamline back office processes Initiatives • Leverage opportunities from broadband • Expand into new markets and within existing markets Expand Our Asset Base • Manage 2010 maturities to continue to support strategic investments Address Preferred “A” Redemption Execution 2009 will solidify our long term position Slide 8 2008-09 XO Communications, LLC. All rights reserved. XO Confidential & Proprietary. 8 Execution in will solidify our long term market position 8 2009 Strategic Goals